SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2004


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


    OKLAHOMA                       001-13343                   73-1323256
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                   Number)                    Identification
 Incorporation or                                                 Number)
 Organization)

   711 NE 39th Street, Oklahoma City, OK             73105
  (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

ITEM 7.01  Regulation FD

           On August 23, 2004, Advantage Marketing Systems, Inc. filed a press release announcing the expected launch of its new energy and weight loss solution. The press release is attached hereto as exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

               99.1    Press release dated August 23, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  ADVANTAGE MARKETING SYSTEMS, INC.

                                       REGGIE COOK
                                  By:  Reggie Cook
                                       Chief Financial Officer
Date:  August 23, 2004



                                  EXHIBIT INDEX



Exhibit
  No.       Description                            Method of Filing
-------     -----------                            ----------------

 99.1       Press release dated August 23, 2004    Filed herewith electronically